1 ANSYS, Inc. Proprietary ANSYS, Inc. ANSYS, Inc. Fluent Transaction Highlights February 16, 2006 EXHIBIT 99.2

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Safe Harbor Statement
Safe Harbor Statement
Certain statements contained in the presentation regarding matters that are not historical facts, including statements regarding ANSYS’ expectations that the proposed acquisition, if completed, would be immediately accretive to Non-GAAP earnings and statements regarding the impact of the pending acquisition, are “forward-looking” statements (as defined in the Private Securities
Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition may not be consummated, the risk that the businesses of ANSYS and Fluent may not be combined successfully, or that such combination may take longer or cost more to accomplish than expected, the risk that operating costs, customer loss and business disruption following the acquisition may be greater than expected, the risk of a general economic downturn in one or more of ANSYS’ primary geographic regions, the risk that the assumptions underlying ANSYS’ anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for
ANSYS’ products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that ANSYS’ operating results will be adversely affected by possible delays in developing, completing or shipping new or enhanced products, risks that enhancements to
ANSYS’ products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, and other factors that are detailed from time to time in reports filed by ANSYS, Inc.
with the Securities and Exchange Commission, including ANSYS, Inc.’s 2004 Annual Report and
Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events, after the date they were made.

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Transaction Summary
Transaction Summary
(1) Subject to certain adjustments
2/16/06:  ANSYS has announced its planned acquisition of Fluent,
2/16/06:  ANSYS has announced its planned acquisition of Fluent, a global
a global
provider of computer-aided engineering (CAE) simulation software in a provider of computer-aided engineering (CAE) simulation software in a cash and stock transaction.  The addition of Fluent’s technology is cash and stock transaction.  The addition of Fluent’s technology is complementary and expands ANSYS’
complementary and expands ANSYS’
simulation capabilities.
simulation capabilities.
Effective Purchase Price:
(1) 6 million shares of ANSS + $300 million in net cash
Senior Management:
James Cashman, President and CEO
Maria Shields, CFO
Board of Directors:
8 directors; 1 from Fluent
Headquarters:
Canonsburg, PA
Transaction Timing:
Expected to close in second quarter of 2006,
subject to customary closing conditions and
regulatory approval
Transaction Details:

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Engineering simulation
software widely used by
engineers and designers
NASDAQ: ANSS
$158.0 million
600
Global Industrials
License/Maintenance/
Service
Company Highlights
Company Highlights
Business Description:
Ownership:
2005 Full Year Revenue:
(1)
Employees:
Customer base:
Business Model:
Engineering simulation
software, particular
emphasis in electronics,
fluid flow and heat and
mass transfer using
computational fluid
dynamics,  widely used by
engineers and designers
Private
$121.9 million
750
Global Industrials
License/Maintenance/
Service
(1) Unaudited

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Overview of Fluent
Overview of Fluent
Fluent products enable engineers and designers to simulate
fluid flow, heat and mass transfer and related phenomena
involving turbulent, reacting and multiphase flow
Broad Customer Base:
– Diversified across industries
– Government
– Academic institutions
Strong Financial Profile:
– 2005 revenue growth of 16.7%
(1)
– Consistently profitable business
model
– 2005 operating margin of 26%
(1)
(1) unaudited

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Strategic Rationale
Strategic Rationale
1. Increases Breadth in Global Simulation Technology
Up-Sell and Cross-Sell Opportunities
> 10,000 customers
2. Creates Comprehensive Portfolio of Simulation Products
Combines strong fluid flow, heat and mass transfer capabilities with ANSYS’ simulation offerings
Strengthens long-term commitment to engineering simulation
Increases customer value by accelerating open architecture for maximum customer flexibility
3. Combines Two Teams with Deep Industry Expertise & World-Class
Engineering Talent
Continued focus on innovation – target 16-20% of revenue spending on R&D
17 development centers on 3 continents
4. Strong Sales Channel Benefits
Direct and indirect sales presences are largely complementary
5. Complementary Cultures
Strong mutual commitment to customers, employees, partners, innovative technology and execution
6. Complementary Financial Profiles
Combination of solid revenue growth profiles from both companies – approx 17% for 2005
(unaudited)
Good visibility for recurring revenue
Similar focus on profitability

ANSYS

ANSYS

FLUENT

Honeywell
GRUNDFOS
Bayer
GM
Unilever
BOEING
SULZER
FESTO
WILO
ASTRÖ
ALSTOM
BEHR
DEMAG DELAVAL TURBOMACHINERY
Solar Turbines
BOSCH
DELPHI
MOTOROLA
RICOH
BASF
TRW
GE
GRS
ABB
Rockwell
AKZO NOBEL
Pratt & Whitney
Linde
Valeo
SIEMENS
Atlas Copco
Microsoft
KVÆRNER
KSB
Rolls-Royce
JOHN DEERE
SOLUTIA
Whirlpool

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
>10,000 Total Customers
>125,000 Commercial Seats
>140,000 University Seats
> 200 Channel Partners
> 75 Industry Partners
Broad Customer Presence
Broad Customer Presence
>6,000 Total Customers
>60,000 Commercial Seats
>70,000 University Seats
>20 Channel Partners
>80 Industry Partners
DAIMLER
CHRYSLER
Representative Customers

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Strong Global Presence
Strong Global Presence
Approx. 1,350 employees worldwide / 40+ direct sales offices on 3 continents
Network of sales channel partners in 40+ countries
17 development centers on 3 continents
-Target 16-20% of revenue spending on R&D

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Geographic Revenue
Breakdown – 2005
(1)
Geographic Revenue
Breakdown – 2005
(1)
+
+
Europe
40%
GIA
23%
North
America
37%
Europe
36%
GIA
23%
North
America
41%
Europe
39%
GIA
23%
North
America
38%
(1) unaudited

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Complementary Cultures
Complementary Cultures
Strong Mutual Commitment to
–
Customers
–
Employees
–
Partners
–
Technology & Innovation
–
Execution
Complementary Distribution
–
Direct presences largely complementary
–
ANSYS indirect channels
–
Mostly provides opportunities for growth

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Value for All Combined
Value for All Combined
Customers
–
Accelerated “Best in Class” capabilities
–
Focused long-term commitment to engineering simulation
–
Provides broad, independent customer alternatives
–
Customer-driven open solutions to provide customers
maximum flexibility
Employees
–
Reinforces world-class engineering focus
–
Provides critical mass and long-term stability
–
Provides career growth opportunities
Stockholders
–
After closing, financially accretive deal on non-GAAP basis

© 2006 ANSYS, Inc.  All rights reserved.

ANSYS, Inc. Proprietary       2/16/06
Key Financial Highlights
Key Financial Highlights
Strong revenue growth
(1)
— 2005 revenues of $158.0 million (ANSYS) and $121.9
million (Fluent)
— Each company grew at 17% in 2005
Strong revenue visibility — $94.8 million
(1)
in
combined deferred revenues as of December 31,
2005
Strong cash flow generation from combined
business
Supportable leverage
Strong combined gross and operating margins
(1) unaudited

© 2006 ANSYS, Inc. All rights reserved. 13 ANSYS, Inc. Proprietary 2/16/06 Q & A Q & A

© 2005 ANSYS, Inc. 14 ANSYS, Inc. Proprietary ANSYS, Inc. ANSYS, Inc. Fluent Transaction Highlights February 16, 2006